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                                                                   EXHIBIT 10.28


                                  $140,000,000

                             K & F INDUSTRIES, INC.

                   10 3/8% SENIOR SUBORDINATED NOTES DUE 2004

                               PURCHASE AGREEMENT

                                                                 August 12, 1996

Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Chase Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

         K & F Industries, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Lehman Brothers Inc. and Chase Securities Inc. (each an "Initial Purchaser" and together the "Initial Purchasers") $140,000,000 in aggregate principal amount of the Company's 10 3/8% Senior Subordinated Notes due 2004 (the "Notes"). The Company's 10 3/8% Senior Subordinated Notes due 2004, which are to be issued in exchange for the Notes pursuant to the terms of the Registration Rights Agreement (as defined), are referred to herein as the "Exchange Notes." The Notes and the Exchange Notes are to be issued pursuant to an indenture to be dated as of August 15, 1996 (the "Indenture") between the Company and Fleet National Bank, as trustee (the "Trustee").

         Capitalized terms used herein and not otherwise defined are used as defined in the Offering Memorandum (as defined below) or the Indenture.

         Upon original issuance thereof, and until such time as the Company determines (based upon an opinion of counsel, if the Company so requests) it to be no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES


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ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE
TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

         The Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act in reliance on an exemption from such registration requirements. The Company has prepared a preliminary offering memorandum, dated July 25, 1996 (the "Preliminary Offering Memorandum"), and will prepare a final offering memorandum to be dated the date hereof (the "Offering Memorandum," and together with the Preliminary Offering Memorandum, the "Offering Documents") setting forth or including a description of the terms of the Notes, the terms of the Offering, a description of the business of the Company and any material developments relating to the Company occurring after March 31, 1996. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Agreement. The Company hereby confirms that it has authorized the use of the Offering Documents in connection with the offering and resale of the Notes by the Initial Purchasers in accordance with Section 3 hereof.

         It is understood by the parties hereto that (i) on or prior to the Closing Date (as defined herein) the Company, as borrower, and the other parties thereto will have entered into an amendment to its senior credit facility (the "Amended and Restated Credit Agreement") and (ii) following the Closing Date, the Company will use the proceeds from the Offering, together with borrowings under the Amended and Restated Credit Agreement, to redeem $170 million


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in aggregate principal amount of the Company's 13 3/4% Senior Subordinated
Debentures due 2001 (such debentures referred to herein as the "13 3/4% Debentures," and such redemption with respect to the 13 3/4% Debentures referred to herein as the "13 3/4% Debenture Redemption"), constituting all of the currently outstanding 13 3/4% Debentures. Pending the 13 3/4% Debenture Redemption, the proceeds of this Offering will be irrevocably deposited with Fleet National Bank, successor in interest to the Connecticut National Bank, in its capacity as trustee under the indenture pursuant to which the 13 3/4% Debentures were issued (the "13 3/4% Debenture Indenture").

              The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Company will agree to use its best efforts to commence an offer to exchange the Notes for Exchange Notes that have been registered under the Securities Act, and that otherwise are identical in all respects to the Notes, or to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

              1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                 (a) Each of the Offering Documents as of its date did not, and the Offering Memorandum as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to information contained in or omitted from an Offering Document, as amended or supplemented, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion in such Offering Document.

                 (b) The Company and each of its Subsidiaries (as defined below) has been duly organized and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business as a foreign corporation, and are corporations in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification (except where the failure to be so qualified and in good standing would not have a Material Adverse Effect), and has all necessary corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. As used herein, "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole. The term "Subsidiaries" as used herein shall refer only to Aircraft Braking Systems Corporation ("ABS") and Engineered Fabrics Corporation


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         ("EFC"). The Subsidiaries are the only "significant" subsidiaries" of the Company within the meaning of Rule 1-02(v) of Regulation S-K.

                 (c) Assuming (i) that the Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, (ii) that the representations and warranties and covenants of the Initial Purchasers contained in
         Section 3 hereof are true, correct and complete, (iii) that the Initial Purchasers comply with their covenants in Section 3 hereof, and (iv) that each purchaser who buys the Notes from the Initial Purchasers is a Qualified Institutional Buyer or an Accredited Investor, (A) registration under the Securities Act of the Notes or qualification of the Indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), is not required in connection with the offer and sale of the Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum or this Agreement and (B) initial resales of the Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 3 hereof are exempt from the registration requirements of the Securities Act.

                 (d) The authorized and outstanding capital stock of the Company at June 30, 1996 was as set forth in the "Actual" column under the caption "Capitalization" in the Offering Memorandum. All of the shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                 (e) Except as described in the Offering Memorandum, the Company owns 100% of the outstanding shares of capital stock of its Subsidiaries and all of such shares of capital stock are duly authorized and validly issued and are fully paid and nonassessable. All of the shares of capital stock of the Company's Subsidiaries are owned by the Company free and clear of any security interest, claim, lien or encumbrance (except for the Senior Notes). Except as described in or expressly contemplated by the Offering Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, the shares of capital stock of the Company.

                 (f) This Agreement has been duly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the Initial Purchasers) is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.


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                 (g)   The Indenture has been duly authorized, executed and
         delivered by the Company and (assuming the due execution and delivery thereof by the Trustee) is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (h) The Notes have been duly authorized, and, when duly executed, authenticated, issued and delivered upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and
         (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (i) The Exchange Notes have been duly authorized, and, when duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (j) The Registration Rights Agreement has been duly authorized by the Company, and when duly executed and delivered by the Company (assuming the due execution and delivery by the Initial Purchasers), will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding


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         in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (k) The Amended and Restated Credit Agreement has been duly authorized, executed and delivered by the Subsidiaries and constitutes the valid and binding agreement of the Subsidiaries, enforceable against the Subsidiaries in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws.

                 (l) The execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the 13 3/4% Debenture Redemption), and the issuance and sale of the Notes and Exchange Notes by the Company will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which either the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries are subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any statute to which it may be subject or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default does not or will not, as the case may be, have a Material Adverse Effect); and except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities and Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers or as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Company, the consummation of the transactions contemplated hereby and thereby (including the 13 3/4% Debenture Redemption), and the issuance and sale of the Notes and Exchange Notes by the Company.

                 (m) Neither the Company nor any of its Subsidiaries is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust,


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         loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries are subject, nor is the Company or any of its Subsidiaries in violation of the provisions of its respective charter or by-laws or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its Subsidiaries or any of their properties or assets (except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not have a Material Adverse Effect).

                 (n) The Notes and Exchange Notes, the Indenture and the Registration Rights Agreement conform or will conform, as applicable, in all material respects to the descriptions thereof contained in the Offering Memorandum.

                 (o) There are no legal or governmental proceedings pending or, to the Company's or any of its Subsidiaries' knowledge, threatened to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect, other than as set forth or contemplated in the Offering Memorandum.

                 (p) Except as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any of its Subsidiaries and any person granting such person the right to require the Company or any of its Subsidiaries to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company or any of its Subsidiaries to include such securities in any securities being registered pursuant to any registration statement filed by the Company or any of its Subsidiaries under the Securities Act.

                 (q) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Offering Memorandum; and, since such date, there have not been any material changes in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse changes in the condition (financial or otherwise), results of operations, business or prospects of the Company or any of its Subsidiaries, taken as a whole (a "Material Adverse Change"), or any developments that could reasonably be expected to involve a prospective Material Adverse Change, other than as set forth or contemplated in the Offering Memorandum.


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                 (r)   The consolidated financial statements (including the
         related notes) of the Company which appear in the Offering Memorandum comply as to form in all material respects with the requirements of the Securities Act, present fairly the financial condition and results of operations of such entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as described in the notes thereto; the pro forma information included in the Offering Memorandum has been properly computed on the bases described therein, is based on good faith estimates and assumptions believed by the Company to be reasonable, and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other historical financial and operating and other financial data set forth in the Offering Memorandum are fairly presented.

                 (s) Deloitte & Touche, LLP, who has certified certain financial statements of the Company, and whose reports appear in the Offering Documents, is an independent public accounting firm within the meaning of the Securities Act and the rules and regulations thereunder.

                 (t) The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good title to all personal property owned by each of them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Offering Memorandum or (ii) such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and all real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. The Company and its Subsidiaries enjoy peaceful and undisturbed possession under all leases to which they are parties as lessee, except for such leases that, singly or in the aggregate, would not have a Material Adverse Effect. The Company and each of its Subsidiaries maintains such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated (which may include self-insurance in the same form as is customarily maintained by companies similarly situated).

                 (u) The Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their businesses, and to the Company's knowledge, the conduct of their businesses will not conflict with, and neither the Company nor any of its Subsidiaries has received any notice of any claim of conflict with, any such rights of others (except in any such case for any conflict that would not have a Material Adverse Effect).


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                 (v)   Except as described in the Offering Documents, the
         Company and each of its Subsidiaries owns or has the right to use in accordance with the terms thereof all necessary franchises, licenses, permits, consents, approvals or authorizations of any public or governmental agency (including any permits required by the Department of Defense (the "DOD") and the Federal Aviation Administration (the "FAA") that are in a material respect necessary for the ownership, maintenance and operation of its properties, assets and business operations, and that, if not obtained, could have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. Each of the foregoing is valid and in full force and effect and, except as disclosed in the Offering Documents, no event has occurred and is continuing which permits, or after notice or lapse of time or both would permit, modifications or terminations of the foregoing which, in the aggregate, would have a Material Adverse Effect. The Company and its Subsidiaries are presently conducting their respective businesses in substantial compliance with the rules and regulations of the DOD and the FAA and all other material applicable laws.

                 (w) The Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

                 (x) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                 (y) The Company and its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its Subsidiaries would have any liability; neither the Company nor any of its Subsidiaries


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         has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company and its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                 (z) The Company and each of its Subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of their consolidated financial statements in accordance with GAAP and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (aa) No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries on the other hand, which would be required by the Act or by the Rules and Regulations to be described in the Offering Documents, if the Act and the rules and regulations were applicable thereto, which is not so described.

                 (ab) Except as described in the Offering Documents, no labor problem or disturbance with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened which might reasonably be expected to have a Material Adverse Effect.

                 (ac) Neither the Company nor any of its Subsidiaries, nor, to the Company's or any Subsidiary's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (ad) Neither the Company nor any of its Subsidiaries is (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a


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         holding company within the meaning of the Public Utility Holding
         Company Act of 1935, as amended.

                 (ae) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Notes or the Exchange Notes are listed on any national securities exchange registered under
         Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system.

                 (af) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has, directly or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes.

                 (ag) Neither the Company nor any of its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale and resale of the Notes.

                 (ah) The Offering Documents and each amendment or supplement thereto, as of its date, contains the information specified in Rule 144A(d)(4) under the Act.

                 (ai) Neither the Company nor any of its Subsidiaries has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes and Exchange Notes to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                 (aj) The 13 3/4% Debenture Redemption has been duly authorized by the Company.

                 (ak) The Company and each of its Subsidiaries has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

              2. Purchase of the Notes by the Initial Purchasers.

              On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Initial Purchasers, severally but not jointly, and each of the Initial Purchasers agrees to purchase the aggregate principal amount of Notes set forth opposite its name as shown in Schedule A hereto, at a purchase price equal to 97.25% of such principal amount thereof.

              The Company shall not be obligated to deliver any of the Notes to be delivered except upon payment for all the Notes to be purchased as provided herein.

              3.   Sale and Resale of the Notes by the Initial Purchasers.

              Each Initial Purchaser represents and warrants to the Company that it will offer the Notes to be purchased hereunder for resale only upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is a qualified institutional buyer ("Qualified Institutional Buyer") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("Rule 144A"), and/or an institutional accredited investor ("Accredited Investor") as defined in Rule 501(a)(1), (2), (3), (5) or (6) under Regulation D, (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Securities Act,
(iii) will not solicit offers for, or offer or sell, the Notes by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of
Section 4(2) of the Securities Act, and (iv) will solicit offers for the Notes only from, and will offer, sell or deliver the Notes, as part of its initial offering, only to the following persons (each an "Eligible Purchaser") (A) persons in the United States whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and (B) to a limited number of other Accredited Investors that, prior to their purchase of the Notes, executes and delivers a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum, and in each case, in transactions under Rule 144A or Regulation D in private sales exempt from registration under the Securities Act.

              4.   Delivery of and Payment for the Notes.

              Delivery of and payment for the Notes shall be made at the office of Latham & Watkins, 885 Third Avenue, New York, NY 10022, at 9:00 A.M., New York City time, on the second full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Initial Purchasers and the Company. This date and time are sometimes referred to as the "Closing Date." On the Closing Date, the Company shall deliver or cause to be delivered the Notes to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Notes shall be in global or definitive fully registered form (collectively, the "Global Note") and registered in such name or names and in such denominations as the Initial Purchasers shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the Global Note, the Company shall make the Global Note available for inspection by the Initial Purchasers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Closing Date.

              5.   Further Agreements of the Company. The Company agrees:

                   (a) To furnish to the Initial Purchasers, without charge, as many copies of the Offering Documents and any supplements and amendments thereto as they may reasonably request.

                   (b) Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than five business days after receipt of such copy.

                   (c) If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to eligible purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies of such amendment or supplement as they may reasonably request.

                   (d) So long as any Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to furnish to holders of the Notes and prospective purchasers of Notes designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                   (e) So long as the Notes and Exchange Notes are outstanding, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the SEC on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the SEC, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes and Exchange Notes pursuant to the Indenture.

                   (f) To use its reasonable best efforts to qualify the Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Notes. The Company will also arrange for the determination of the eligibility for investment of the Notes under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                   (g) To use its best efforts to permit the Notes to be designated Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

                   (h) Not to, and will cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of the Notes.

                   (i) Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, not to, and will cause its affiliates not to, solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                   (j) To consummate the 13 3/4% Debenture Redemption in accordance with the terms of Articles Ten and Twelve of the 13 3/4% Debenture Indenture and to apply the net proceeds from the sale of the Notes, in each case, as set forth in the Offering Memorandum.

                   (k) To take such steps as shall be necessary to ensure that neither the Company nor any of its Subsidiaries shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                   (l) Not to, and will cause its affiliates not to, take any actions which would require the registration under the Securities Act of the Notes.

                   (m) Prior to the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Notes, (A) to periodically amend or supplement the Offering Documents so that the information contained in the Offering Documents complies with the requirements of Rule 144A of the Securities Act, (B) to amend or supplement the Offering Documents when necessary to reflect any material changes in the information provided therein so that the Offering Documents will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Offering Documents are so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each such amended or supplemented Offering Documents, as the Initial Purchasers may reasonably request.

                  The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 5(m).

                   (n) To do all things necessary to satisfy the closing conditions set forth in Section 7 hereof.

              6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and Exchange Notes and any issue or stamp taxes payable in that connection; (b) the costs incident to the preparation and printing of the Offering Documents and any amendments and exhibits thereto; (c) the costs of distributing the Offering Documents and any amendment or supplement thereto or any document incorporated by reference therein; (d) the fees and expenses of qualifying the Notes and Exchange Notes under the securities laws of the several jurisdictions as provided in Section 5(f) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Initial Purchasers); (e) the cost of printing the Notes and the Exchange Notes; (f) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of any counsel for the Trustee in connection with the Indenture and the Notes and Exchange Notes; (g) any fees paid to rating agencies in connection with the rating of the Notes and Exchange Notes; (h) the costs and expenses of DTC and its nominee, including its book-entry system; (i) all expenses and listing fees incurred in connection with the application for quotation of the Notes on the PORTAL market; (j) any fees and expenses of the trustee under the 13 3/4% Debenture Indenture, in connection with the 13 3/4% Debenture Redemption; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement.

              7.   Conditions of Initial Purchasers' Obligations.

              The obligations of the Initial Purchasers hereunder are subject to each of the following terms and conditions:

                   (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Documents or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (b) All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                   (c) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers on the next Business Day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Notes in any jurisdiction referred to in Section 5(f) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                   (d) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the SEC or any governmental agency of any jurisdiction referred to in
         Section 5(f) preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                   (e) Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there shall not have been any Material Adverse Change, or any development that is reasonably likely to result in a Material Adverse Change, or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Offering Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock; (iii) the Company and its Subsidiaries shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and its Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum.

                   (f) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by
         (i) Kenneth M. Schwartz, Executive Vice President and (ii) Dirkson Charles, Chief Financial Officer, confirming that (A) such officers, have participated in conferences with other officers and representatives of the Company, representatives of the independent public accountants of the Company and representatives of counsel to the Company at which the contents of the Offering Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b),
         (c), (d) and (e) of this Section 7 are true and correct as of the Closing Date.

                   (g) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes and Exchange Notes, the Indenture, the Registration Rights Agreement, the Offering Documents, the Amended and Restated Credit Agreement and all other legal matters relating to this Agreement and the transactions contemplated hereby (including, without limitation, the 13 3/4% Debenture Redemption), shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                   (h) O'Sullivan Graev & Karabell, LLP, counsel for the Company, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                         (i) The Company and each of its Subsidiaries is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation. Each of ABS and EFC is qualified to do business and is in good standing as a foreign corporation in the States of Ohio and Georgia;

                         (ii) Assuming, without independent investigation, (i) that the Notes are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of, and in the manner contemplated by, this Agreement and the Offering Memorandum, (ii) the accuracy of the representations, warranties and covenants of the Company set forth in clauses (af), (ag), (ah) and (ai) of Section 1 of this Agreement, (iii) the accuracy of the Initial Purchasers' representations and warranties set forth in this Agreement,
                  (iv) the due performance by the Company of the covenants and agreements set forth in Sections 5(h) and 5(i) of this Agreement, (v) the Initial Purchasers' compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, (vi) the accuracy of the representations and warranties made in accordance with this Agreement and the Offering Memorandum by each purchaser to whom the Initial Purchasers initially resell the Notes and
                  (vii) that each purchaser to whom the Initial Purchasers initially resell the Notes receives a copy of the Offering Memorandum if requested by such purchaser prior to such sale, the offer, issuance, sale and delivery of the Notes to the Initial Purchasers, and the initial reoffer, resale and delivery of the Notes by the Initial Purchasers, as contemplated by this Agreement and the Offering Memorandum, do not require registration under the Act, or qualification of the Indenture under the TIA, it being understood that no opinion is expressed as to any subsequent resale of Notes or any resale of Notes by any person other than the Initial Purchasers.

                         (iii) The Company has the corporate power and authority to execute and deliver, and to consummate the transactions contemplated by, this Agreement; and the Company has the corporate power and authority to issue, sell and deliver the Notes as contemplated by this Agreement;

                         (iv) The execution and delivery of this Agreement have been duly authorized by all requisite corporate action of the Company, and this Agreement has been duly executed and delivered by the Company;

                         (v) The execution and delivery of the Indenture have been duly authorized by all requisite corporate action of the Company; and the Indenture has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by the Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                         (vi) The execution and delivery of the Notes have been duly authorized by all requisite corporate action of the Company; and the Notes have been duly executed and delivered by the Company and, assuming due authentication by the Trustee, are valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                         (vii) The execution and delivery of the Exchange Notes have been duly authorized by all requisite corporate action of the Company; and, when duly executed and delivered by the Company and duly authenticated by the Trustee, will be valid and binding obligations of the Company, entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                         (viii) The execution and delivery of the Registration
                  Rights Agreement have been duly authorized by all requisite corporate action of the Company; the Registration Rights Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchasers, the Registration Rights Agreement (other than the indemnification and contribution provisions thereof, as to which such counsel need express no opinion) is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) enforcement thereof may be subject to (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                         (ix) The execution and delivery of the Amended and Restated Credit Agreement have been duly authorized by all requisite corporate action of the Subsidiaries; and the Amended and Restated Credit Agreement has been duly executed and delivered by the Subsidiaries and, assuming the due authorization, execution and delivery by the lenders party thereto, is a valid and binding agreement of the Subsidiaries, enforceable against the Subsidiaries in accordance with its terms, except that (i) enforcement thereof may be subject to
                  (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and (ii) the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws;

                         (x) The Company is the record owner of 100 shares of the common stock, $.01 par value, of ABS (the "ABS Shares") and 100 shares of the common stock, $.01 par value, of EFC (the "EFC Shares" and the EFC shares collectively with the ABS shares, the "Shares"). The Shares have been duly authorized and validly issued, are fully paid and nonassessable and to the knowledge of such counsel constitute all of the issued and outstanding shares of capital stock of the Subsidiaries. Except as disclosed in the Offering Documents, to the knowledge of such counsel, the shares are owned by the Company free and clear of any security interests, liens, pledges or encumbrances.

                         (xi) The execution and delivery by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the consummation by the Company of the transactions contemplated hereby and thereby and by the Offering Documents (including the 13 3/4% Debenture Redemption), the issuance and sale of the Notes and Exchange Notes by the Company will not
                  (A) to the knowledge of such counsel, and subject to the following paragraph, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument listed on Exhibit A to the opinion or
                  (B) result in any violation of the provisions of the charter or bylaws of the Company or, to the knowledge of such counsel, any Applicable Law with respect to the Company, except for such violations that would not, singly or in the aggregate, have a Material Adverse Effect; and except for such consents, approvals or authorizations of, or registrations or qualifications with, Governmental Authorities as may be required under the Securities Act and the rules and regulations thereunder or applicable states securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any Governmental Authority, is required in connection with the execution and delivery by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the consummation by the Company of the transactions contemplated hereby and thereby, and the issuance and sale of the Notes and Exchange Notes by the Company; provided, however, that the foregoing opinion with respect to Governmental Authorities is limited to such consents, approvals, authorizations, orders and filings which are actually known to such counsel and which, in such counsel's experience, are typically applicable to offerings of the type contemplated by this Agreement. The term "Applicable Laws" means those statutes, judgments, rules, regulations, orders or decrees of any Governmental Authority of the State of Delaware, the State of New York and the United States of America by which the Company is bound, the existence of which is actually known to such counsel and which,in such counsel's experience, are typically applicable to offerings of the type contemplated by this Agreement. The term "Governmental Authority" means any governmental, legislative, judicial, administrative or regulatory body of the State of Delaware, the State of New York or the United States of America.

                         The Initial Purchasers' attention is called to the
                  indenture (the "Senior Note Indenture"), dated as of June 1, 1992, governing the Company's 117/8% Senior Notes due 2003 (the "Senior Notes"). Capitalized terms used in this paragraph and not defined shall have the meanings set forth in the Senior Note Indenture. Section 3.6 of the Senior Note Indenture limits the amount of Restricted Payments the Company and its Subsidiaries may make and sets forth the calculations the Company must make to determine the cumulative amount of Restricted Payments that may be made. The Company's redemption of the Subordinated Debentures with Senior Indebtedness constitutes a Restricted Payment under the Senior Note Indenture and thus may only be effected if the Company's Restricted Payment basket under Section 3.6(b) of the Senior
                  Note Indenture is sufficient to permit such redemption. Counsel to the Company has been informed by the Company that it retired all of its outstanding Convertible Debentures on September 2, 1994 by (i) issuing Common Stock and Preferred Stock and using the $12,763,636 of proceeds therefrom to repurchase Convertible Debentures and (ii) issuing Common Stock (the "Exchange Stock") in exchange for [$52,607,266] of Convertible Debentures (the "Exchange"). Counsel to the Company has also been informed by the Company that the Company's Restricted Payment basket is sufficient to permit the redemption of Subordinated Debentures with additional Senior Indebtedness as currently contemplated if the Exchange constituted a Permitted Payment under the Senior Note Indenture because a Permitted Payment is not a Restricted Payment under the Senior Note Indenture. The determination of whether the Exchange constituted a Permitted Payment depends on whether the issuance of the Exchange Stock for Convertible Debentures is viewed as an acquisition of the Convertible Debentures for value with the proceeds from the issuance of Exchange Stock. Counsel for the Company believes that, based upon the language of the Senior Note Indenture, the Exchange should constitute a Permitted Payment. The proceeds from the issuance of the Exchange Stock should be considered under the Senior Note Indenture to consist of the fair market value (as determined in good faith by the Company's Board of Directors) of the property other than cash, in this case the Convertible Debentures, received by the Company from the issuance of the Exchange Stock. However, the Initial Purchasers should be aware that contrary interpretations of the language of the Senior Note Indenture may exist and there can be no assurance as to whether a court would conclude that the Exchange constituted a Permitted Payment. Counsel for the Company has been advised by the Company that its understanding of the terms of the Senior Note Indenture at the time it entered into such Indenture is consistent with the foregoing.

                         (xii) The Indenture, the Notes, and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum;

                         (xiii) To such counsel's knowledge, no legal or
                  governmental proceedings are pending to which the Company is a party that would be required under the Securities Act to be described in a registration statement or a prospectus delivered at the time of the confirmation of the sale of an offering of securities registered under the Securities Act and are not described in the Offering Memorandum, or, to such counsel's knowledge, which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Notes to the Initial Purchasers or the consummation of the transactions described in the Offering Memorandum under the caption "Use of Proceeds";

                         (xiv) Neither the Company nor any of its Subsidiaries is (i) subject to registration and regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or, to the knowledge of such counsel, an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                         (xv) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule

                  144A(d)(3) under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and

                         (xvi) Assuming the Initial Purchasers purchase the Notes in accordance with Rule 144A under the Securities Act, neither the issuance or sale of the Notes nor the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                     In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Initial Purchasers and representatives of counsel for the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Company) no information has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (except as to financial statements, including the notes thereto and other financial, statistical and accounting data included therein or omitted therefrom, as to which no belief need be expressed), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

                   (i) Michael B. Targoff, General Counsel for Loral Space, shall have furnished to the Initial Purchasers his written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                         (i) The Company and each of its Subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective businesses require such qualification (except whether failure to so qualify would not have a Material Adverse Effect;

                         (ii) To the best knowledge of such counsel, the Company and each of its Subsidiaries are not in violation of its corporate charter or by-laws, or in default under any agreement (including loan and credit agreements), indenture or instrument known to such counsel, which default would have a Material Adverse Effect; to the best knowledge of such counsel, the Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject and has obtained each license, permit, patent, certificate, franchise or other governmental authorization or permit (collectively, "permits") necessary to the ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than permits being applied for in the ordinary course of business of the Subsidiaries and other than permits violation of or failure to obtain which would not have a Material Adverse Effect; provided, however that to the extent of permits that have been applied for, the ownership of such property and the conduct of such business during the pendency of receipt of such permits would not to the knowledge of such counsel, be expected to have a Material Adverse Effect;

                         (iii) The execution and delivery by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the consummation by the Company of the transactions contemplated hereby and thereby and by the Offering Documents (including the 13 3/4% Debenture Redemption), the issuance and sale of the Notes and Exchange Notes by the Company will not
                  (A) to the knowledge of such counsel, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan or credit agreement, or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its properties are subject, which conflict, breach, violation or default has or would have a Material Adverse Effect, except as set forth below, or (B) result in any violation of the provisions of the charter or bylaws of the Company or, to the knowledge of such counsel, any statute, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, which violation has or would have a Material Adverse Effect; and, except for such consents, approvals, authorizations, registrations or qualifications as may be required under applicable states or Blue Sky securities laws in connection with the purchase and distribution of the Notes and Exchange Notes by the Initial Purchasers and as set forth in the Registration Rights Agreement, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, is required in connection with the execution and delivery by the Company of this Agreement, the Indenture and the Registration Rights Agreement, the consummation by the Company of the transactions contemplated hereby and thereby, and the issuance and sale of the Notes and Exchange Notes by the Company.

                         The Initial Purchasers' attention is called to the
                  indenture (the "Senior Note Indenture"), dated as of June 1, 1992, governing the Company's 11 7/8% Senior Notes due 2003 (the "Senior Notes"). Capitalized terms used in this paragraph and not defined shall have the meanings set forth in the Senior Note Indenture. Section 3.6 of the Senior Note Indenture limits the amount of Restricted Payments the Company and its Subsidiaries may make and sets forth the calculations the Company must make to determine the cumulative amount of Restricted Payments that may be made. The Company's redemption of the Subordinated Debentures with Senior Indebtedness constitutes a Restricted Payment under the Senior Note Indenture and thus may only be effected if the Company's Restricted Payment basket under Section 3.6(b) of the Senior
                  Note Indenture is sufficient to permit such redemption. Counsel to the Company has been informed by the Company that it retired all of its outstanding Convertible Debentures on September 2, 1994 by (i) issuing Common Stock and Preferred Stock and using the $12,763,636 of proceeds therefrom to repurchase Convertible Debentures and (ii) issuing Common Stock (the "Exchange Stock") in exchange for $52,607,266 of Convertible Debentures (the "Exchange"). Counsel to the Company has also been informed by the Company that the Company's Restricted Payment basket is sufficient to permit the redemption of Subordinated Debentures with additional Senior Indebtedness as currently contemplated if the Exchange constituted a Permitted Payment under the Senior Note Indenture because a Permitted Payment is not a Restricted Payment under the Senior Note Indenture. The determination of whether the Exchange constituted a Permitted Payment depends on whether the issuance of the Exchange Stock for Convertible Debentures is viewed as an acquisition of the Convertible Debentures for value with the proceeds from the issuance of Exchange Stock. Counsel for the Company believes that, based upon the language of the Senior Note Indenture, the Exchange should constitute a Permitted Payment. The proceeds from the issuance of the Exchange Stock should be considered under the Senior Note Indenture to consist of the fair market value (as determined in good faith by the Company's Board of Directors) of the property other than cash, in this case the Convertible Debentures, received by the Company from the issuance of the Exchange Stock. However, the Initial Purchasers should be aware that contrary interpretations of the language of the Senior Note Indenture may exist and there can be no assurance as to whether a court would conclude that the Exchange constituted a Permitted Payment. Counsel for the Company has been advised by the Company that its understanding of the terms of the Senior Note Indenture at the time it entered into such Indenture is consistent with the foregoing;

                         (iv) To the knowledge of such counsel, and except as set forth or referred to in the Offering Memorandum, no legal or governmental proceedings are pending or threatened against the Company or any of its Subsidiaries is party or of which any property or asset of the Company or any of its Subsidiaries which would affect the subject matter of this Agreement or would be required under the Securities Act to be described in a registration statement or a prospectus delivered at the time of the confirmation of an offering of securities registered under the Securities Act and are not described in the Offering Memorandum; and

                         (v) To the knowledge of such counsel, the statements made in the Offering Documents under the headings "Business -- Government Contracts," "Business -- Patents and Licenses," "Business -- Legal Proceedings" and "Business -- Environmental Matters" to the extent they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein.

                    (j) You shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date and addressed to you, in form and substance reasonably satisfactory to you.

                    (k) With respect to the letter of Deloitte & Touche LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (as used in this paragraph, the "bring-down letter") of such accountant, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that it is an independent public accountant under the Securities Act, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                    (l) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (m) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                    (n) The Subsidiaries shall have entered into the Amended and Restated Credit Agreement (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith.

                 (o) The Company shall have furnished to the Initial Purchasers a certificate, dated such Closing Date, of its Chief Financial Officer as to the solvency of the Company following consummation of the transactions contemplated hereby.

                 (p) The Company shall have sent notice (in form and substance reasonable satisfactory to the Initial Purchasers) to the holders of the 13 3/4% Debentures to the effect that such 13 3/4% Debentures shall be redeemed within 30 days of such notice, and shall have irrevocably deposited with the trustee under the 13 3/4% Debenture Indenture, prior to 5:00 P.M., New York City time, on the Closing Date, $140 million to commence the 13 3/4% Debenture Redemption.

                 (q) (i) Neither the Company nor its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

                 (r) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the SEC, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

                   (s) Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other Indebtedness of the Company by a nationally recognized statistical rating organization, as that term is defined by the SEC for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Notes or any other Indebtedness of the Company.

                   (t) There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Amended and Restated Credit Agreement, the Senior Note Indenture or the 13 3/4% Debenture Indenture. On the Closing Date, the Amended and Restated Credit Agreement shall be in full force and effect and shall not have been modified.

                   (u) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                   (v) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

              All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

              8.   Indemnification and Contribution.

                   (a) The Company agrees to indemnify and hold harmless the Initial Purchasers and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which the Initial Purchasers or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchasers and each such controlling person on a quarterly basis for any legal or other expenses reasonably incurred by the Initial Purchasers or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable to an Initial Purchaser or controlling person of such Initial Purchaser in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion therein; and provided further that with respect to any such untrue statement or omission made in the Preliminary Offering Memorandum, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of an Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities, judgments, actions or expenses purchased Notes, or any controlling person of such Initial Purchaser, if a copy of the Offering Memorandum was not sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of Notes to such person, and the Offering Memorandum cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions or expenses, unless, such failure to deliver the Offering Memorandum was a result of non-compliance by the Company with Section 5(c) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchasers or to any controlling person of the Initial Purchasers.

                 (b) Each Initial Purchaser, severally but not jointly, shall indemnify and hold harmless the Company, its respective directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents, or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person on a quarterly basis for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchasers may otherwise have to the Company or any such director, officer or controlling person.

                 (c)   Promptly after receipt by an indemnified party under this
         Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party pursuant to this Section 8 shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchasers, if the indemnified parties under this Section 8 consist of the Initial Purchasers or any of its controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or any of its respective directors, officers or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Notes or (ii) if the allocation provided by clause
         (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions with respect to the Notes purchased by it and distributed to the public was offered to the public exceeds the amount of any damages which the Initial Purchasers has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                   (e) The Initial Purchasers confirm that the statements with respect to the offering of the Notes set forth on the cover page of, and under the caption "Plan of Distribution" in, the Offering Memorandum and the stabilization legend on page ii of the Offering Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

              9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(e) or 7(r) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

              10. Reimbursement of Initial Purchasers's Expenses. If (a) the Company shall fail to tender the Notes for delivery to the Initial Purchasers otherwise than for any reason permitted under this Agreement or (b) the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement (other than termination of this Agreement pursuant to Section 7(r), but including termination of this Agreement pursuant to Section 9 as a result of events described in Section 7(e)), the Company shall reimburse the Initial Purchasers for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

              11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                   (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention:
         Syndicate Department (Fax: 212-528-8822), with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Raymond
         Y. Lin (Fax: 212-751-4864);

                   (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Kenneth M. Schwartz (Fax:
         212-867-1182), with a copy to

         O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention: John Suydam (Fax: 212-405-2420);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers.

              12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control an Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

              13. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

              14. Definition of "Business Day." For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

              15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

              16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

              17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



                            [Signature page follows]

              If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                          Very truly yours,


                                          K & F INDUSTRIES, INC.


                                          By: /s/  Kenneth M. Schwartz
                                              ----------------------------------
                                              Name:  Kenneth M. Schwartz
                                              Title: Executive Vice President

Acknowledged and accepted on the date first described herein:


LEHMAN BROTHERS INC.
CHASE SECURITIES INC.

By:  Lehman Brothers Inc.


By: /s/ Stephen Mehos
    -------------------------------
    Name:   Stephen Mehos
    Title:  Senior Vice President

                                   SCHEDULE A

                             K & F INDUSTRIES, INC.


                                                                       Principal
Initial Purchaser                                                         Amount
- -----------------                                                         ------

Lehman Brothers Inc.                                                  93,333,000
Chase Securities Inc.                                                 46,667,000
       Total                                                        $140,000,000
                                                                    ============